This Supplement is filed pursuant to Rule 497(d) with regard to Equity Investor Fund, Concept Series - Tele-Global Trust 2, Defined Asset Funds.

The text of the supplement to the Prospectus dated May 28, 1999 is as follows:

                       Supplement dated February 15, 2000
                      to Prospectus dated May 28, 1999, of
                              Equity Investor Fund
                  Concept Series - Tele-Global Trust 2 (TGS002)
                               Defined Asset Funds
                  ---------------------------------------------


If a Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).


                                                                    15179 - 5/99